UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   SEPTEMBER 15, 2004
                                                       -------------------------

                          FRANKLIN CAPITAL CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             811-05103                               13-3419202
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     (Commission File Number)             (IRS Employer Identification No.)

          450 PARK AVENUE, 20TH FLOOR
             NEW YORK, NEW YORK                              10022
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (212) 486-2323
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

                On September 21, 2004, Franklin Capital Corporation ("Franklin") issued a press release (the "Press Release"), as required by the American Stock Exchange pursuant to its notice to Franklin dated September 15, 2004. The Press Release is filed herewith as an exhibit and is incorporated by reference herein.

ITEM 8.01       OTHER EVENTS

                The Press Release is incorporated by reference herein.

ADDITIONAL INFORMATION

                In connection with the restructuring plan referenced in the attached press release, Franklin filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") on July 30, 2004, concerning the transactions contemplated by the restructuring plan, and will be filing amendments to the preliminary proxy statement, as well as other relevant documents, concerning the transactions contemplated by the restructuring plan with the SEC. STOCKHOLDERS OF FRANKLIN ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, ANY AMENDMENTS TO THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY DO, OR WILL, CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the preliminary proxy statement, any amendments to the preliminary proxy statement and other documents when they become available by contacting Franklin Capital Corporation at 450 Park Avenue, New York, New York 10022, or at 212 486-2323. In addition, documents filed with the SEC by Franklin will be available free of charge at the SEC's web site at http://www.sec.gov.

                Ault Glazer & Company Investment Management LLC ("Ault Glazer"), Franklin and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Franklin in favor of the transactions contemplated by the restructuring plan. Information about the executive officers and directors of Franklin and their ownership of Franklin stock is set forth in the preliminary proxy statement that was filed by Franklin with the SEC. Certain directors and executive officers of Franklin may have direct or indirect interests in the transactions contemplated by the restructuring plan due to securities holdings, pre-existing or future indemnification arrangements or vesting of options, or, in the case of Mr. Stephen Brown, rights to certain severance payments following these transactions. Information about Ault Glazer and Mr. Milton "Todd" Ault III can be found in Schedule 13Ds filed with the SEC since May 2004. Additional information regarding Ault Glazer, Franklin and the interests of their respective executive officers and directors in the transactions contemplated by the restructuring plan are contained in the preliminary proxy statement regarding these transactions that was filed by Franklin with the SEC, and will be contained in any amendments to the preliminary proxy statement regarding these transactions that will be filed by Franklin with the SEC.


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
ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits.

     99.1      Press release, dated September 21, 2004.











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
                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FRANKLIN CAPITAL CORPORATION


                                By:  /s/ Stephen L. Brown
                                    --------------------------------------------
                                    Name:   Stephen L. Brown
                                    Title:  Chairman and Chief Executive Officer




Date: September 21, 2004





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
                                 EXHIBIT INDEX

      EXHIBIT NO.                      DESCRIPTION

        99.1               Press release, dated September 21, 2004.













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